QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 9, 2002

CoBiz Inc.
(Exact name of registrant as specified in its charter)

Colorado	000-24445	84-0826324
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

821 Seventeenth Street
Denver, CO 80202
(Address of principal executive offices)

(303) 293-2265
(Registrant's telephone number, including area code)

Item 5. Other Events and Regulation FD Disclosure.

        Effective July 9, 2002, the company's transfer agent is Computershare Trust Company, Inc., 350 Indiana Street, Suite 800, Golden, Colorado 80401.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COBIZ INC.
Date: July 30, 2002	By:	/s/ RICHARD J. DALTON Richard J. Dalton Executive Vice President, Chief Financial Officer and Secretary

QuickLinks

  Item 5. Other Events and Regulation FD Disclosure.
SIGNATURES